PACE® Select Advisors Trust

September 28, 2016

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (The "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), dated November 28, 2015, as previously supplemented

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® International Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the investment advisory arrangements for PACE Intermediate Fixed Income Investments ("PACE Intermediate Fixed Income"), a series of the Trust. Babson Capital Management LLC ("Babson") has been a subadvisor to the fund since June 2014. Babson is a wholly-owned subsidiary of Massachusetts Life Insurance Company, which chose to unify certain of its affiliated asset management firms, including Babson, into one firm under the name "Barings LLC" effective as of September 12, 2016. The sub-advisory agreement with Babson was amended to reflect the change of Babson's name to Barings LLC, effective as of September 28, 2016. This does not constitute an assignment for purposes of the Investment Company Act of 1940, as amended, and the change is not expected to impact the strategy Babson utilizes for the fund.

Second, this supplement updates certain information regarding the investment strategies and policies of PACE International Fixed Income Investments ("PACE International Fixed Income"), a series of the Trust. At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the funds' manager, the Board of Trustees of the Trust (the "Board") recently approved: (i) certain changes to the fund's investment strategies and policies that allow for greater exposure to US securities; (ii) a change to the fund's primary benchmark from the Barclays Global

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Aggregate ex US Index to the Barclays Global Aggregate Index (unhedged); (iii) a corresponding change in the fund's name to "PACE Global Fixed Income Investments" to reflect the investment strategy changes; and (iv) a change to the fund's targeted duration range from normally limiting its portfolio duration to between four and eight years to normally limiting its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index. (Items (i), (ii) and (iii) will be effective on or about December 1, 2016; item (iv) is effective immediately.)

Third, this supplement updates certain information regarding the investment advisory arrangements for PACE Large Co Value Equity Investments ("PACE Large Co Value"), a series of the Trust. Robeco Investment Management, Inc. doing business as Boston Partners ("Robeco") has been a subadvisor to the fund since May 2013. Robeco changed its name to Boston Partners Global Investors, Inc. ("Boston Partners"), effective July 27, 2016. The sub-advisory agreement with Robeco was amended to reflect the change of Robeco's name to Boston Partners, effective as of September 28, 2016. This does not constitute an assignment for purposes of the Investment Company Act of 1940, as amended, and the change is not expected to impact the strategy Robeco utilizes for the fund.

Fourth, this supplement updates certain information regarding the strategy of J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), an existing subadvisor to PACE Large Co Growth Equity Investments, a series of the Trust.

Fifth, this supplement updates certain information regarding the investment advisory arrangements for PACE Alternative Strategies Investments ("PACE Alternative Strategies"), a series of the Trust. Analytic Investors, LLC ("Analytic") has been a subadvisor to the fund since 2007. Analytic has entered into a transaction (the "Analytic Transaction") that provides for the sale of all outstanding equity interests in Analytic to Wells Capital Management Incorporated ("Wells Capital"), expected to close at or around September 30, 2016. Subsequent to the closing of the Analytic Transaction, Well Capital will own 100% of the equity interest in Analytic and the Analytic investment team will continue to operate under the Analytic name as an autonomous division of Wells Capital.

In anticipation of the Analytic transaction, and at the recommendation of UBS AM, the Board recently approved a new sub-advisory agreement with Analytic. Accordingly, effective as of the close of business of September 30, 2016, Analytic will continue to manage an allocated portion of the fund. The terms of the new sub-advisory agreement with Analytic are substantially identical to those of the former sub-advisory agreement with Analytic. No material changes are expected to occur with respect to the management of Analytic's allocated portion of the fund.

Sixth, this supplement updates certain information regarding the disclosure of portfolio holdings for each fund. At the recommendation of UBS AM, the Board recently approved a change to the Trust's Portfolio Holdings Disclosure Policy that allows for public disclosure of the ten largest equity holdings of each fund to be made ten calendar days after the end of each month, as opposed to twenty-five calendar days after the end of each quarter.

I. PACE Intermediate Fixed Income Investments

Effective immediately, the Prospectuses and SAI are revised to replace all references to "Babson Capital Management LLC" and "Babson" with "Barings LLC" and "Barings," respectively. In addition, all biographical information relating to the relevant portfolio managers of PACE Intermediate Fixed Income in the Prospectuses is updated to reflect their employment with Barings LLC.

II. PACE International Fixed Income Investments

Effective as of December 1, 2016, all references to "PACE International Fixed Income Investments" throughout the Prospectuses and the SAI are changed to "PACE Global Fixed Income Investments."

Effective as of December 1, 2016, the section captioned "Principal strategies" and sub-captioned "Principal investments" on page 25 of the Multi-Class Prospectus and beginning on page 26 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

Effective immediately, the section captioned "Principal strategies" and sub-captioned "Principal investments" on page 25 of the Multi-Class Prospectus and beginning on page 26 of the Class P Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Barclays Global Aggregate ex US Index (Barclays Global Aggregate Index (unhedged), as of December 1, 2016), as calculated by the investment advisor, which as of August 31, 2016 was approximately 7.97 years. Duration is a measure of the fund's exposure to interest rate risk—a longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Effective as of December 1, 2016, the section captioned "More information about the funds—PACE International Fixed Income Investments—Principal strategies" and sub-captioned "Principal investments" on page 82 of the Multi-Class Prospectus and page 85 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities), and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds of governmental and private issuers. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in emerging market bonds and lower rated bonds of governmental and private issuers, including bonds that are rated below investment grade (commonly known as "junk bonds").

Effective immediately, the section captioned "More information about the funds—PACE International Fixed Income Investments—Principal strategies" and sub-captioned "Principal investments" on page 82 of the Multi-Class Prospectus and page 85 of the Class P Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Barclays Global Aggregate ex US Index (Barclays Global Aggregate Index (unhedged), as of December 1, 2016), as calculated by the investment advisor, which as of August 31, 2016 was approximately 7.97 years. This means that, as of August 31, 2016, the duration of the fund could range from approximately 3.98 years to 11.95 years. Duration is a measure of the fund's exposure to interest rate risk. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of five years generally will decrease in value by 5%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 5%. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the fund's portfolio.

Effective as of December 1, 2016, the section captioned "The funds and their investment policies" and sub-captioned "PACE International Fixed income Investments" beginning on page 8 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

PACE Global Fixed Income Investments has an investment objective of high total return. Rogge Global Partners plc ("Rogge Global Partners") serves as the fund's subadvisor. Under normal circumstances, the fund invests at least 80% of its net assets in fixed income securities. Such investments may include US government bonds, non-US government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of US or non-US private issuers. The fund invests primarily in high-grade bonds, denominated in US dollars or non-US currencies, of governmental and private issuers. The fund's investments may include mortgage- and asset-backed securities. The fund normally invests in a minimum of four countries, including the United States. As of August 31, 2016, the fund was invested in 29 separate countries. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's subadvisor to be of comparable quality. The fund invests in bonds of varying maturities, but normally limits its portfolio duration to within +/- 50% of the effective duration of the fund's benchmark index, Barclays Global Aggregate Index (unhedged), as calculated by the investment advisor.

III. PACE Large Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are revised to replace all references to "Robeco Investment Management, Inc. doing business as Boston Partners" with "Boston Partners Global Investors, Inc." In addition, all biographical information relating to the relevant portfolio managers of PACE Large Co Value in the Prospectuses is updated to reflect their employment with Boston Partners.

IV. PACE Large Co Growth Equity Investments

Effective immediately, the Prospectuses are revised to replace all references to J.P. Morgan's "Concentrated Large Cap Growth Strategy" with "Dynamic Growth Strategy."

V. PACE Alternative Strategies Investments

Effective as of September 30, 2016, the section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 107 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

Until September 30, 2016, 99% of Analytic Investors' Class A interests (its voting/control interests) was owned by Analytic Investors Holdings, LLC, which was an employee-owned entity. Effective September 30, 2016, Wells Capital Management Incorporated owns 100% of Analytic Investors' equity.

VI. Disclosure of Portfolio Holdings

Effective immediately, the section captioned "Disclosure of portfolio holdings" on page 148 of the Multi-Class Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Each fund will generally post on UBS AM's Web site at http://www.ubs.com/en/asset_management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-month end, 10 calendar days after the end of the month.

Effective immediately, the section captioned "Disclosure of portfolio holdings" on page 148 of the Class P Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

Each fund, except PACE Government Money Market Investments, will generally post on UBS AM's Web site at http://www.ubs.com/en/asset_management.html, its ten largest equity holdings, and the percentage that each of these holdings represents of that fund's total assets, as of the most recent calendar-month end, 10 calendar days after the end of the month.

Effective immediately, the section captioned "Disclosure of portfolio holdings" and sub-captioned "Prohibitions on receipt of compensation or other consideration" on page 75 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

Please see the prospectus regarding the posting of information regarding certain top equity holdings after calendar-month ends.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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